UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

JD INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

NEVADA	33-56574	25-1605846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

G/F First Asia Tower, 8 Fui Yiu Kok
Street, Tsuen Wan, NT, Hong Kong

(Address of Principal Executive Offices)

+852 36978989

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 16, 2015, the Securities and Exchange Commission took action to suspend DKM Certified Public accountants (“DKM”), the Company’s independent registered public accounting firm, and as a result, the board of directors took action to dismiss DKM. DKM had been previously retained on February 18, 2014.

DKM’s report on the financial statements for the fiscal years ended September 30, 2014 and 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern. During the period from February 18, 2014, the date of engagement through December 16, 2015, the date of dismissal of DKM, (i) there were no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKM, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to DKM and requested DKM to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of DKM’s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On February 22, 2016, our board of directors approved the engagement of TAAD, LLP (“TAAD”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended September 30, 2015 and 2014, and the subsequent interim period prior to the engagement of TAAD, the Company has not consulted TAAD regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from DKM Certified Public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JD International Limited

Date: February 29, 2016	By:	/s/ Cheung Wai Yin
	Name:	Cheung Wai Yin